POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED JANUARY 6, 2012 TO THE PROSPECTUS
DATED AUGUST 31, 2011 OF:

PowerShares Dynamic Basic Materials Sector Portfolio
PowerShares Dynamic Consumer Discretionary Sector Portfolio
PowerShares Dynamic Consumer Staples Sector Portfolio
PowerShares Dynamic Energy Section Portfolio
PowerShares Dynamic Financial Sector Portfolio
PowerShares Dynamic Healthcare Sector Portfolio
PowerShares Dynamic Industrials Sector Portfolio
PowerShares Dynamic Technology Sector Portfolio
PowerShares Dynamic Utilities Portfolio
PowerShares NASDAQ Internet Portfolio

The following replaces the table under "Average Annual Total Returns for the Periods Ended December 31, 2010" on page 37 of the Prospectus for the PowerShares Dynamic Industrials Sector Portfolio:

Average Annual Total Returns for the Periods Ended December 31, 2010

	One Year	Since Inception (10/12/06)
Return Before Taxes	33.98%	4.03%
Return After Taxes on Distributions	33.60%	3.71%
Return After Taxes on Distributions and Sale of Fund Shares	22.05%	3.25%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.08%	0.75%
S&P Industrials Index (reflects no deduction for fees, expenses or taxes)	26.73%	2.11%
Dow Jones U.S. Industrials Index (reflects no deduction for fees, expenses or taxes)	26.02%	3.66%[1]
Dynamic Industrials Sector IntellidexSM Index (reflects no deduction for fees, expenses or taxes)	35.16%	4.88%

1 From 9/30/06

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-3 1/6/12